UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

KNOW LABS, INC.
(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

KNOW LABS, INC.

500 Union Street, Suite 810

Seattle, WA 98101

206-903-1351

August 4, 2023

Dear Stockholders:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Know Labs, Inc. (the “Company”) and any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held on Friday, September 22, 2023 at 1:00 p.m., Pacific time. This year’s Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast on the Internet, providing a consistent experience to all stockholders regardless of location. You will be able to attend the meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/KNW2023. There will not be a physical meeting and you will not be able to attend the Annual Meeting in person. The Company believes that a virtual stockholder meeting provides greater access to those who may want to attend and therefore has chosen this over an in-person meeting. Details regarding how to participate in the meeting online and the business to be conducted at the Annual Meeting are more fully described in the accompanying proxy statement.

Stockholders of record as of the close of business on July 26, 2023 are entitled to notice of and are cordially invited to, attend this virtual Annual Meeting, or any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the virtual Annual Meeting, we request that you submit your vote via the Internet, telephone or mail. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting, by submitting your proxy by telephone, via the Internet at the address listed on the Internet Notice or proxy card or, if you received paper copies of these materials, by signing, dating and returning the proxy card, which requires no postage if mailed in the United States. We encourage stockholders to submit their proxy via the Internet or telephone.

This notice, the attached proxy statement, and the Company’s Annual Report on Form 10-K for the fiscal year ending September 30, 2022 will be first transmitted to stockholders on or about August 11, 2023.

By order of the Board of Directors,

/s/ Ronald P. Erickson
Ronald P. Erickson
Chairman and Chief Executive Officer

Seattle, Washington

August 4, 2023

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KNOW LABS, INC.

500 Union Street, Suite 810

Seattle, WA 98101

206-903-1351

Notice of the 2023 Annual Meeting of Stockholders

Date:	September 22, 2023
Time:	1:00 p.m. Pacific
Location:	www.virtualshareholdermeeting.com/KNW2023

Proposals:

1. To elect four nominees to serve on the Board of Directors of the Company (the “Board”) until the 2024 Annual Meeting of Stockholders;

2. To ratify the appointment of BPM, LLP of Walnut Creek, CA as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023;

3. To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the attached proxy statement;

4. To approve, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of the Company’s named executive officers;

5. To transact such other business that may properly come before the Annual Meeting and at any adjournments thereof.

Who Can Vote:	Stockholders of record at the close of business on July 26, 2023.

How You Can Vote:

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

This proxy statement and our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available on the Internet at www.virtualshareholdermeeting.com/KNW2023.  The Annual Report includes our audited consolidated financial statements for the fiscal year ended September 30, 2022.

It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet or telephone or by mail by completing and returning the accompanying proxy card in the accompanying self-addressed envelope. Voting instructions are printed on the proxy card. You may revoke a proxy at any time before its exercise at the meeting by following the instructions in the accompanying proxy statement.

By order of the Board of Directors,

/s/ Ronald P. Erickson
Ronald P. Erickson
Chairman and Chief Executive Officer

Seattle, WA

August 4, 2023

Your Vote Is Important. Whether You Own One Share or Many, Your Prompt Cooperation in Voting Your Proxy is Greatly Appreciated.

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2023 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

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PROXY STATEMENT

FOR THE

2023 ANNUAL MEETING OF STOCKHOLDERS

OF

KNOW LABS, INC.

Our Board of Directors (the “Board of Directors” or “Board”) has made this Proxy Statement and related materials available to you on the Internet, or at your request has delivered printed versions to you by mail, in connection with the Board of Directors’ solicitation of proxies for our 2023 Annual Meeting of Stockholders (the “Annual Meeting”), and any adjournment of the Annual Meeting. If you requested printed versions of these materials by mail, they will also include a proxy card for the Annual Meeting.

  Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners as of the record date identified below. The mailing of the Notice, Proxy Statement and related materials to our stockholders as of the Record Date (as defined below) is scheduled to begin by August 11, 2023.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD ON September 22, 2023: This proxy statement, the accompanying proxy card or voting instruction card and our 2022 Annual Report on Form 10-K are available at www.proxyvote.com and on our website at www.knowlabs.co/investors.

In this Proxy Statement, the terms the “Company,” “Know Labs,” “we,” “us,” and “our” refer to Know Labs, Inc. and our wholly owned subsidiary. The mailing address of our principal executive offices is 500 Union Street, Suite 810, Seattle, WA 98101.

What is a proxy?

A proxy is your legal designation of another person or persons (the “proxy”) to vote on your behalf. By completing and returning the enclosed proxy card, you are giving the Company the authority to vote your shares in the manner you indicate on your proxy card.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts, and custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in “street name”), you will receive your proxy card or other voting information from your broker, and you will return your proxy card or cards to your broker. You should vote on and sign each proxy card you receive.

 How to Attend the Virtual Annual Meeting

You may attend the Annual Meeting online only if you are a Know Labs’ stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be a completely virtual meeting and is scheduled to be held on September 22, 2023 at 1:00 p.m. Pacific time, via live webcast through the following link: www.virtualshareholdermeeting.com/KNW2023. You will need the 16-digit control number provided in the Notice of Internet Availability of Proxy Materials, on your proxy card (if applicable) or on the instructions that accompanied your proxy materials. You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/KNW2023 and using your 16-digit control number. If you are not a stockholder of record but hold shares as a beneficial owner in “street name”, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 1:00 p.m., Pacific time. Online check-in will begin at 12:45 p.m. Pacific time, and you should allow ample time for check-in procedures.

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Reasons for Virtual Annual Meeting

We believe that hosting a virtual meeting this year is in the best interest of the Company and its stockholders. A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. There will not be a physical meeting location and you will not be able to attend the meeting in person.

Technical Difficulties

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any technical difficulties with the virtual meeting platform on the meeting date, please call the technical support number to be provided on the website portal used to access the virtual meeting.

Question and Answer Session

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the Company and the meeting matters. The Company will endeavor to answer as many questions submitted by stockholders as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How to Attend the Virtual Meeting” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•	irrelevant to the business of the Company or to the business of the Annual Meeting;

•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

•	related to any pending, threatened or ongoing litigation;

•	related to personal grievances;

•	derogatory references to individuals or that are otherwise in bad taste;

•	substantially repetitious of questions already made by another stockholder;

•	in excess of the two question limit;

•	in furtherance of the stockholder’s personal or business interests; or

•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How to Attend the Virtual Meeting”.

Voting Information

Who is qualified to vote?

You are qualified to receive notice of and to vote at the Annual Meeting if you own shares of common stock of the Company as of the close of business on our record date of July 26, 2023 (the “Record Date”).

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How many shares of Common Stock may vote at the Annual Meeting?

As of the close of business on July 26, 2023, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were outstanding 52,308,463 shares of our common stock, par value $0.001 per share, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. As of the Record Date there were 8,108,356 shares of the Company’s common stock issuable upon the conversion of Series C and Series D Convertible Preferred Stock which are entitled to vote approximately 8,108,356 shares at the Annual Meeting.  Such shares issuable upon the conversion of Series C and Series D Convertible Preferred Stock which are entitled to vote are subject to the applicable blocker in effect on the record date (either 4.99% or 9.99%, which ever has been timely elected by the preferred stockholder). As of the record date for determination of stockholders entitled to vote at the Annual Meeting, the applicable blocker is at the 4.99% level, and given the holdings of the beneficial owner of the Series C and Series D Convertible Preferred Stock, such blocker operates to limit the number of shares of the Company's preferred stock that can be voted at the Annual Meeting to 1,209,903 shares of common stock, on an as-if-converted-to-common-stock basis. See “Security Ownership of Certain Beneficial Owners and Management” for additional information on such blockers under the terms of our Series C and Series D Convertible Preferred Stock.

What is the difference between a “stockholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with American Stock Transfer and Trust Company, the Company’s transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

How do I vote my shares?

If you are a “stockholder of record,” you can vote your proxy by mailing in the enclosed proxy card or by voting by phone or Internet by following the instructions on your proxy card as set forth below. Please refer to the specific instructions set forth in the enclosed proxy card. If you hold your shares in “street name,” your broker/bank/trustee/nominee will provide you with materials and instructions for voting your shares.

Electronically at the Meeting

This year’s Annual Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website at the time of the Annual Meeting: www.virtualshareholdermeeting.com/KNW2023. To participate in the Annual Meeting, you will need the 16-digit control number included in the Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting. However, even if you plan to attend the Annual Meeting online, the Company recommends that you vote your shares as promptly as possible and in advance over the Internet (www.proxyvote.com) or telephone (1-800-690-6903) so that your vote will be counted if you later decide not to attend the Annual Meeting.

By Proxy

If you do not wish to vote at the Annual Meeting or will not be participating in the online meeting, you may vote by proxy. You can vote by proxy over the Internet (www.proxyvote.com) or telephone (1-800-690-6903) and by following the instructions provided in the Notice, or, if you requested printed copies of the proxy materials by mail, you can vote by mailing your proxy as described in the proxy materials. Internet and telephone voting facilities for stockholders of record will close at 11:59 p.m., Eastern time, on September 21, 2023. If you complete and submit your proxy before the meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the meeting.

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If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Revocability of Proxy

You may revoke your proxy by (1) following the instructions in the Notice and entering a new vote by mail, over the Internet or via telephone before the Annual Meeting or (2) electronically attending the Annual Meeting and voting (although attendance at the Annual Meeting will not in and of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by our Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be sent to our principal executive offices at Know Labs, Inc., 500 Union Street, Suite 810, Seattle, WA 98101, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact them in order to find out how to change your vote, or you may vote at the Annual Meeting by following the procedures described above.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1 —	FOR the election of all four nominees to serve on the Board until the 2024 Annual Meeting of Stockholders.

Proposal 2 —	FOR ratifying the appointment of BPM, LLP of Walnut Creek, CA as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023.

Proposal 3 —	FOR approving, by a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement.

Proposal 4 —	FOR the adoption of an annual advisory vote on the compensation of the Company’s named executive officers.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

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Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed / Impact of Broker Non-Votes

Proposal No. 1: To elect four directors to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation, or removal.

	A plurality of the votes cast. This means that the nominees receiving the highest number of affirmative (“FOR”) votes (among votes properly cast virtually or by proxy) will be elected as directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None(1)	No(2) / None

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm.	The affirmative vote of the holders of a majority of the voting power of the shares of capital stock present or represented by proxy and entitled to vote.	“FOR” “AGAINST” “ABSTAIN”	Against(4)	Yes(3) / Against (as a routine matter no broker non-votes)

Proposal No. 3: Approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers.	The affirmative vote of the holders of a majority of the voting power of the shares of capital stock present or represented by proxy and entitled to vote.(5)	“FOR” “AGAINST” “ABSTAIN”	Against(4)	No(2) / Against

Proposal No. 4: Approval, by a non-binding advisory vote, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.	The affirmative vote of the holders of a majority of the voting power of the shares of capital stock present or represented by proxy and entitled to vote.(6)	“ONE YEAR” “TWO YEARS” “THREE YEARS” “ABSTAIN”	Against(4)	No(2) / Against

(1)	Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director.
(2)	As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.
(3)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.
(4)	An “ABSTAIN” vote will have the effect of a vote “AGAINST” this proposal.
(5)	As an advisory vote, this proposal is not binding upon the Company, our Board or our Compensation Committee.
(6)

As an advisory vote, this proposal is not binding on the Company. The alternative (every year, every two years or every three years) receiving the majority of the shares present or represented by proxy will be the frequency that stockholders approve. Notwithstanding the Bylaws, however, if no alternative receives a majority vote, then the alternative that receives the greatest number of votes will be the frequency that stockholders approve.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

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How are votes withheld, abstentions and broker non-votes treated?

Votes withheld, abstentions and broker non-votes are deemed as “present” at the Annual Meeting, are counted for quorum purposes, and other than for Proposal 1, will have the same effect as a vote against Proposal 2 and Proposal 3 and the alternatives to be vote upon with respect to Proposal 4. Broker non-votes are possible with regard to Proposal 1, Proposal 3 and Proposal 4 (which are considered not “routine” by New York Stock Exchange (“NYSE”) interpretations that govern broker non-votes). Broker non-votes will have no impact with regard to Proposal 1. Brokers have discretion to vote on Proposal 2 (as it is considered a “routine” matter by NYSE interpretations), so we do not anticipate any broker non-votes with regard to that proposal.

What are “broker non-votes?”

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

Can I change my vote after I have mailed in my proxy card?

You may revoke your proxy by doing one of the following:

●	By sending a written notice of revocation to the Secretary of the Company that is received prior to the Annual Meeting, stating that you revoke your proxy;

●	By signing a later-dated proxy card and submitting it so that it is received prior to the Annual Meeting in accordance with the instructions included in the proxy card(s); or

●	By attending the Annual Meeting and voting your shares in person.

Who will count the votes?

Representatives from the Company will count the votes and serve as our Inspector of Election. The Inspector of Election will be present at the Annual Meeting.

Who pays the cost of this proxy solicitation?

Proxies will be solicited by mail, and we will pay all expenses of preparing and soliciting such proxies. We have also arranged for reimbursement, at the rates suggested by brokerage houses, nominees, custodians and fiduciaries, for the forwarding of proxy materials to the beneficial owners of shares held of record.

Is this Proxy Statement the only way that proxies are being solicited?

No. We have also arranged for brokerage houses, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record. Our directors, officers and employees may also solicit proxies but such persons will not be specifically compensated for such services.

If you have any further questions about voting your shares or attending the Annual Meeting, please call the Company’s Investor Relations department at (206) 903-1351.

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DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth, as of July 26, 2023, the name, age, position and certain information of each executive officer and director and the tenure in office of each director of the Company.

Identification of Directors and Executive Officers

The following table sets forth certain information about our current directors and executive officers:

Name	Age	Director/Executive Officer
Ronald P. Erickson	79	Chairman and Chief Executive Officer
Peter Conley	68	Chief Financial Officer and SVP Intellectual Property
Jon Pepper	72	Director
Ichiro Takesako	64	Director
William A. Owens	83	Director

Set forth below is information regarding our directors and executive officers.

Ronald P. Erickson. Mr. Erickson was appointed as Chief Executive Officer in January 2023. Mr. Erickson previously served as our Chief Executive Officer from November 2009 to April 2018. He has served as Chairman of the Board from 2004 to 2011 and from 2015 to the present. A senior executive with more than 30 years of experience in the technology, telecommunications, software, and digital media industries, Mr. Erickson was the founder of our company. He is formerly Chairman, CEO and Co-Founder of Blue Frog Media, a mobile media and entertainment company; Chairman and CEO of eCharge Corporation, an Internet-based transaction procession company; Chairman, CEO and Co-founder of GlobalTel Resources, a provider of telecommunications services; Chairman, Interim President and CEO of Egghead Software, Inc., a software reseller where he was an original investor; Chairman and CEO of NBI, Inc.; and Co-founder of MicroRim, Inc., the database software developer. Earlier, Mr. Erickson practiced law in Seattle and worked in public policy in Washington, DC and New York, NY. Additionally, Mr. Erickson has been an angel investor and board member of a number of public and private technology companies. In addition to his business activities, Mr. Erickson was  Chairman and a member of the Board of Trustees of Central Washington University where he received his BA degree from 2010 to 2021. He also holds a MA from the University of Wyoming and a JD from the University of California, Davis. He is licensed to practice law in the State of Washington. Mr. Erickson is our founder and was appointed as a director because of his extensive experience in developing technology companies.

Peter J. Conley. Mr. Conley has served as our Chief Financial Officer and SVP Intellectual Property since May 2022. In addition, Mr. Conley currently serves as Senior Managing Director and Head of Intellectual Property Banking at Boustead Securities, LLC, a position he has held since October 2014, where he provides equity financing and M&A advisory services to small-cap public companies. Prior to that, from 2012 to 2016, Mr. Conley was a cofounder and Chief Operating Officer of ipCreate, a global IP development and innovation services company serving large multinational companies. He also served as managing director of ipCapital Venture Group, where he provided IP strategy and venture advisory services. During his career spanning more than 35 years, Mr. Conley has held leadership roles at MDB Capital Group, The Analytiq Group / RDEX Research, Roth Capital Partners, and Lehman Brothers. He was on the founding team and Head of Equity Capital Markets at E*Offering, the investment bank of E*Trade. Mr. Conley attended the University of Hawaii at Manoa and the University of London, Center for Financial & Management Studies, SOAS.

Jon Pepper. Mr. Pepper has served as an independent director since April 2006. Mr. Pepper founded Pepcom, a company that become the industry leader at producing press-only technology showcase events around the country and internationally, in 1980. He sold his stake in the corporation and retired as a partner at the end of 2018. Prior to that, Mr. Pepper started the DigitalFocus newsletter, a ground-breaking newsletter on digital imaging that was distributed to leading influencers worldwide. Mr. Pepper has been closely involved with the high technology revolution since the beginning of the personal computer era. He was formerly a well-regarded journalist and columnist. His work on technology subjects appeared in The New York Times, Fortune, PC Magazine, Men’s Journal, Working Woman, PC Week, Popular Science and many other well-known publications. Mr. Pepper was educated at Union College in Schenectady, New York and the Royal Academy of Fine Arts in Copenhagen. He continues to be active in non-profit work and private company boards and in 2017 founded Mulberry Tree Films, a non-profit that supports independent high-quality documentary films and other publishing and creative projects that are oriented toward increasing the understanding of human potential and creativity. Mulberry Tree funded and produced the acclaimed documentary, “The Gates of Shinto” and is currently at work on additional projects. Mr. Pepper was appointed as a director because of his marketing skills with technology companies. Mr. Pepper was appointed as a director because of his marketing skills with technology companies.

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Ichiro Takesako. Mr. Takesako has served as a director since December 2012. Mr. Takesako has held executive positions with Sumitomo Precision Products Co., Ltd, or Sumitomo, and its affiliates since 1983. In the past few years, Mr. Takesako has held the following executive position in Sumitomo and its affiliates: in June 2008, he was appointed as General Manager of Sales and Marketing Department of Micro Technology Division; in April 2009, he was appointed as General Manager of Overseas Business Department of Micro Technology Division, in charge of M&A activity of certain business segment and assets of Aviza Technology, Inc.; in July 2010, he was appointed as Executive Director of SPP Process Technology Systems, a 100% owned subsidiary of Sumitomo Precision Products at the time; in August 2011, he was appointed as General Manager, Corporate Strategic Planning Group; in January 2013, he was appointed as Chief Executive Officer of M2M Technologies, Inc., a company invested by Sumitomo Precision products; in April 2013, has was appointed as General Manager of Business Development Department, in parallel of CEO of M2M Technologies, Inc.; in April 2014, he was relieved from General Manager of Business Development Department and is responsible for M2M Technologies Inc. as its CEO; in March 2017, he established At Signal, Inc. which took over the entire business operation from M2M Technologies, Inc.; and in April 2017, he was appointed as Chief Executive Officer of At Signal Inc. Mr. Takesako graduated from Waseda University, Tokyo, Japan where he majored in Social Science and graduated with a Degree of Bachelor of Social Science. Mr. Takesako was appointed as a director based on his previous position with Sumitomo and Sumitomo’s previous significant partnership with our company. Mr. Takesako was appointed as a director based on his previous position with Sumitomo and Sumitomo’s previous significant partnership with our company.

William A. Owens. William A. Owens is the co-founder and executive chairman of Red Bison Technology Group, a company which installs and operates high speed telecoms networks and technology in large office buildings. He is the Chairman of Visionary Vehicles which is building a series of automobiles focused on electric and hydrogen powered cars, Kyrrex which is a successful and growing Crypto Currency Exchange operating in Europe, and Massif, an electric bicycle company.  Owens serves on the board of directors of the Public Companies, Siply, Know Labs, and Compass, and is a director of the private companies: TruU, Tethr, ViruSight, Prism, Steel Grove, JennyCo, Axxess Capital, Versium, and Viome.  Owens was the chairman of the board of CenturyLink Telecom (now Lumen), the third largest telecommunications company in the United States and SAP USA. Owens is on the board of trustees of Seattle University, and the Fiscal Responsibility Amendment (CFFRA) Association which aims to establish a balanced budget amendment to the US Constitution. He is a member of the Council of Foreign Relations. He is the Founder and senior General on a China US forum to bring 4 star generals together for China US cooperation.  He is a Senior Fellow at Stimson Institute.

From 2007 to 2015, Owens was the Chairman and Senior Partner of AEA Investors Asia, a private equity firm located in Hong Kong, and Vice Chairman of the NYSE for Asia. Owens also served as the Chairman of Eastern Airlines. He has served on over 25 public boards including Daimler, British American Tobacco, Telstra, Nortel Networks, and Polycom.

Owens was the CEO of Nortel, a fortune 500 company, the CEO/Chairman of Teledesic, a Bill Gates/Craig McCaw company bringing worldwide broadband through an extensive satellite network and was the President of Science Applications International Corporation (SAIC). He also served on the boards of the not-for-profit organizations; Fred Hutchinson Cancer Research Center, Carnegie Corporation of New York, Brookings Institution, East West Institute, and RAND Corporation.

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Owens is a retired four-star US Navy Admiral. He was Vice Chairman of the Joint Chiefs of Staff, the second-ranking United States military officer in the US, with responsibility for reorganizing and restructuring the armed forces in the post- Cold War era. He is widely recognized for bringing commercial high-grade technology into the Department of Defense for military applications. Owens was the architect of the Revolution in Military Affairs (RMA), an advanced systems technology approach to military operations, the most significant change in the system of requirements, budgets and technology for the four armed forces since World War II. Owens was Commander of the U.S. Sixth Fleet from 1990 to 1992, which included Operation Desert Storm. Owens also served as the deputy Chief of Naval Operations for Resources and Requirements. Owens was the Senior Military Assistant to two Secretaries of Defense (Cheney and Carlucci) and served in the Office of Program Appraisal for the Secretary of the Navy. He began his military career as a nuclear submariner. He served on four strategic nuclear-powered submarines and three nuclear attack submarines, including tours as Commanding Officer of the USS Sam Houston, USS Michigan, and USS City of Corpus Christi.

Owens is a 1962 honor graduate of the United States Naval Academy in mathematics, holds bachelors and master’s degrees in politics, philosophy and economics from Oxford University, and a masters degree in management from George Washington University. He has written more than 50 articles on national security and authored the book “High Seas.”.  His book, “Lifting the Fog of War,” was published in April 2000 with a revision published in Mandarin in 2009. And his book “China-US 2039: The Endgame?” was published in 2019 in both English and Mandarin.

Owens has received numerous recognitions and awards: the “Légion d’Honneur” by France, and the highest awards given to foreigners by the countries of Indonesia and Sweden. He was named as one of The 50 Most Powerful People in Networking by Network World, one of the 100 Best Board Members in the United States for 2011 and again in 2016 awarded by NACD, and the Intrepid Salute Award in recognition of his business achievements and support of important philanthropic activities. Owens is active in philanthropy to foster Chinese – American relations including dialogues between the most senior retired officers in the United States and Chinese militaries. He is a North Dakota’s Roughriders recipients, the award given annually to the most prominent North Dakotans. Admiral Owens was appointed as a director of Know Labs because of his financials and governance skills.

Term of Office

Our directors currently have terms which will end at our next annual meeting of stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board.

Family Relationship

There are no family relationships among any of our officers or directors.

Involvement in Certain Legal Proceedings

To the best of our knowledge, except as described below, none of our directors or executive officers has, during the past ten years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•

had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•

been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

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•

been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•

been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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CORPORATE GOVERNANCE

Our Board’s Role in Risk Oversight

Our Board oversees that the assets of our company are properly safeguarded, that the appropriate financial and other controls are maintained, and that our business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board’s oversight of the various risks facing our company. In this regard, our Board seeks to understand and oversee critical business risks. Our Board does not view risk in isolation.  Risks are considered in virtually every business decision and as part of our business strategy. Our Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for our company to be competitive on a global basis and to achieve our objectives.

While the Board oversees risk management, company management is charged with managing risk. Management communicates routinely with the Board and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

Our Board administers its risk oversight function as a whole by making risk oversight a matter of collective consideration; however, much of the work is delegated to committees, which will meet regularly and report back to the full Board. The audit committee oversees risks related to our financial statements, the financial reporting process, accounting and legal matters, the compensation committee evaluates the risks and rewards associated with our compensation philosophy and programs, and the nominating and corporate governance committee evaluates risks associated with management decisions and strategic direction.

Attendance at Annual Meetings of Stockholders

We expect that all of our Board members attend our annual meetings of stockholders in the absence of a showing of good cause for failure to do so. Ichiro Takesako and William A. Owens attended our 2022 annual meeting of stockholders in person or by telephone.

Board Meetings and Committees

During our last fiscal year, each of our directors attended at least 75% of the aggregate of (i) the total number of Board meetings and (ii) the total number of meetings of the committees on which the director served.

Independent Directors

NYSE American’s rules generally require that a majority of an issuer’s board of directors must consist of independent directors. Our Board currently consists of four (4) directors, three (3) of whom, Messrs. Owens, Pepper and Takesako, are independent within the meaning of NYSE American rules.

Committees of the Board of Directors

Our Board has established an audit committee, a compensation committee and a nominating and corporate governance committee, each with its own charter approved by the Board. Each committee’s charter is available on our website at www.knowlabs.co. In addition, our Board may, from time to time, designate one or more additional committees, which shall have the duties and powers granted to it by our Board.

Audit Committee

William A. Owens, Jon Pepper and Ichiro Takesako, each of whom satisfies the “independence” requirements of Rule 10A-3 under the Exchange Act and NYSE American’s rules, serve on our audit committee, with Mr. Pepper serving as the chairman. Our Board has determined that Mr. Owens qualifies as an “audit committee financial expert” as defined by applicable SEC rules. The audit committee oversees our accounting and financial reporting processes and the audits of the financial statements of the Company.

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The audit committee is responsible for, among other things: (i) retaining and overseeing our independent accountants; (ii) assisting the Board in its oversight of the integrity of our financial statements, the qualifications, independence and performance of our independent auditors and our compliance with legal and regulatory requirements; (iii) reviewing and approving the plan and scope of the internal and external audit; (iv) pre-approving any audit and non-audit services provided by our independent auditors; (v) approving the fees to be paid to our independent auditors; (vi) reviewing with our chief executive officer and principal financial officer and independent auditors the adequacy and effectiveness of our internal controls; (vii) reviewing hedging transactions; and (viii) reviewing and assessing annually the audit committee’s performance and the adequacy of its charter. The audit committee is also responsible for preparing a report to be included with this Proxy Statement. Our audit committee met 4 times during the last fiscal year.

Compensation Committee

William A. Owens, Jon Pepper and Ichiro Takesako, each of whom satisfies the “independence” requirements of Rule 10C-1 under the Exchange Act and NYSE American’s rules, serve on our compensation committee, with Mr. Owens serving as the chairman. The members of the compensation committee are also “non-employee directors” within the meaning of Section 16 of the Exchange Act. The compensation committee assists the Board in reviewing and approving the compensation structure, including all forms of compensation, relating to our directors and executive officers.

The compensation committee is responsible for, among other things: (i) reviewing and approving the remuneration of our executive officers; (ii) making recommendations to the Board regarding the compensation of our independent directors; (iii) making recommendations to the Board regarding equity-based and incentive compensation plans, policies and programs; and (iv) reviewing and assessing annually the compensation committee’s performance and the adequacy of its charter. Our compensation committee met 4 times during the last fiscal year.

No member of our compensation committee is or has been our current or former officer or employee. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of our compensation committee during the fiscal year ended September 30, 2022.

Nominating and Corporate Governance Committee

William A. Owens, Jon Pepper and Ichiro Takesako, each of whom satisfies the “independence” requirements of NYSE American’s rules, serve on our nominating and corporate governance committee, with Mr. Pepper serving as the chairman. The nominating and corporate governance committee assists the Board in selecting individuals qualified to become our directors and in determining the composition of the Board and its committees.

The nominating and corporate governance committee is responsible for, among other things: (i) identifying and evaluating individuals qualified to become members of the Board by reviewing nominees for election to the Board submitted by stockholders and recommending to the Board director nominees for each annual meeting of stockholders and for election to fill any vacancies on the Board; (ii) advising the Board with respect to Board organization, desired qualifications of Board members, the membership, function, operation, structure and composition of committees (including any committee authority to delegate to subcommittees), and self-evaluation and policies; (iii) advising on matters relating to corporate governance and monitoring developments in the law and practice of corporate governance; (iv) overseeing compliance with our code of ethics; and (v) approving any related party transactions.

The nominating and corporate governance committee’s methods for identifying candidates for election to our Board (other than those proposed by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources – members of our Board, our executives, individuals personally known to the members of our Board, and other research. The nominating and corporate governance committee may also, from time-to-time, retain one or more third-party search firms to identify suitable candidates.

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In making director recommendations, the nominating and corporate governance committee may consider some or all of the following factors: (i) the candidate’s judgment, skill, and experience with other organizations of comparable purpose, complexity and size, and subject to similar legal restrictions and oversight; (ii) the interplay of the candidate’s experience with the experience of other Board members; (iii) the extent to which the candidate would be a desirable addition to the Board and any committee thereof; (iv) whether or not the person has any relationships that might impair his or her independence; and (v) the candidate’s ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which we operate.

A stockholder may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice and information provisions contained in our Bylaws. Such notice must be received in writing to our Company not later than the close of business fourteen (14) days nor earlier than the close of business eighty (80) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business eighty (80) days prior to such annual meeting and not later than the close of business on the later of eighty (80) day prior to such annual meeting or fourteen (14) days following the day on which public announcement of the date of such meeting is first made or as otherwise required by the Exchange Act.  In addition, stockholders furnishing such notice must be a holder of record on both (i) the date of delivering such notice and (ii) the record date for the determination of stockholders entitled to vote at such meeting.

Code of Ethics

We have adopted a code of ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer.  Such code of ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and reporting of violations of the code.

A copy of the code of ethics has been filed as an exhibit to our registration statement on Form S-1, as amended (File No. 333-266423), initially filed with the SEC on July 29, 2022, and is also available on our website at www.knowlabs.io. We are required to disclose any amendment to, or waiver from, a provision of our code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. We intend to use our website as a method of disseminating this disclosure as well as by SEC filings, as permitted or required by applicable SEC rules. Any such disclosure will be posted to our website within four (4) business days following the date of any such amendment to, or waiver from, a provision of our code of ethics.

Communication with our Board of Directors

Our stockholders and other interested parties may communicate with our Board of Directors by sending written communication in an envelope addressed to "Board of Directors" in care of the Secretary, 500 Union Street, Suite 810, Seattle, Washington 98101.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers, directors and 10% stockholders are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Copies of these reports must also be furnished to us.

Based solely on a review of copies of reports furnished to us, as of September 30, 2022 our executive officers, directors and 10% holders complied with all filing requirements except as follows:

Jon Pepper filed a Form 4 on January 10, 2022 that was required to be filed on January 7, 2022.

Ichiro Takesako-

Filed a Form 4 on January 10, 2022 that was required to be filed on January 7, 2022.

Filed a Form 4 on March 2, 2022 that was required to be filed on February 24, 2022.

Filed a Form 4 on June 7, 2022 that was required to be filed on May 30, 2022.

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William A. Owens-

Filed a Form 4 on January 10, 2022 that was required to be filed on January 7, 2022.

Filed a Form 4 on February 4, 2022 that was required to be filed on January 27, 2022.

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EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons (our “named executive officers”) for services rendered in all capacities during the years ended September 30, 2022 and September 30, 2021, respectively. The Company meets the requirements of a “smaller reporting company” and has utilized the scaled reporting requirements available to qualifying companies. No other executive officers received total annual salary and bonus compensation in excess of $100,000.

							All
					Stock	Option	Other
			Salary	Bonus	Awards	Awards	Compensation	Total
Name	Principal Position		($)	($)	($)	($) (4)	($)	($)
Ronald P. Erickson (1)	Chief Executive Officer and Chairman of the Board	Fiscal year 2022	$474,475	$-	$-	$1,748,231	$-	$2,222,706
		Fiscal year 2021	$366,042	$-	$-	$1,811,691	$-	$2,177,733

Phillip A. Bosua (2)	Former Chief Executive Officer	Fiscal year 2022	$1,437,926	$-	$-	$865,601	$91,500	$2,395,027
		Fiscal year 2021	$413,760	$250,000	$-	$-	$-	$663,760

Peter J. Conley (3)	Chief Financial Officer and SVP Intellectual Property	Fiscal year 2022	$110,000	$-	$-	$-	$-	$110,000
		Fiscal year 2021	$-	$-	$-	$-	$-	$-

(1) During the years ended September 30, 2022 and 2021, the Compensation Committee and the Board compensated Ronald P. Erickson with an annual salary of $215,000 from October 1, 2020 to March 31, 2021. From April 1, 2021 to March 15, 2022, the annual compensation was $300,000 and to $325,000 from March 15, 2022 to September 30, 2022. The Compensation Committee and the Board of Particle, Inc. compensated Ronald P. Erickson with a salary of $105,000 for the year ended September 30, 2021. From December 14, 2022, Mr. Erickson has been compensated with an annual salary of $375,000. See “Outstanding Equity Awards at Year-End” for a discussion of option award compensation.

(2) Mr. Bosua resigned effective January 23, 2023. In connection with Mr. Bosua’s resignation on January 23, 2023, the Company and Mr. Bosua entered into a Separation and Release Agreement. During the years ended September 30, 2022 and 2021, the Compensation Committee and the Board compensated Phillip A. Bosua at an annual salary of $260,000 from October 1, 2020 to March 31, 2021. From April 1, 2021 to September 30, 2022, the annual compensation was $350,000. Mr. Bosua was paid $1,097,928 in compensation for services provided to AI Mind, a wholly owned subsidiary of the Company, in connection with the development of NFT sales for the year ended September 30, 2022. The Compensation Committee and the Board of Particle, Inc. compensated Phillip A. Bosua with a salary of $105,000 for the year ended September 30, 2021. Mr. Bosua received $91,500 in amounts paid or reimbursed for rent expenses in connection with the development of NFT sales for the Company’s wholly owned subsidiary, AI Mind, for the year ended September 30, 2022. See the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Digital Asset Sales” and Note 4 to the Notes to our Consolidated Financial Statements, each included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022, for more information about NFT sales.

Mr. Bosua resigned from the Board of Directors and from his position as Chief Executive Officer on January 23, 2023. Mr. Bosua is party to a Separation and Release Agreement with the Company, pursuant to which he was entitled to receive severance payments. Such payments are described in greater detail below under “Employment and Separation Agreements” and such amounts will be disclosed in the summary compensation table for the fiscal year ended September 30, 2023.

During the year ended September 30,  2021, we paid a $250,000 bonus for Mr. Bosua. See “Outstanding Equity Awards at Year-End” for a discussion of option award compensation.

(3) Mr. Peter J. Conley has served as our Chief Financial Officer and SVP Intellectual Property since May 2022. During the year ended September 30, 2022, the Compensation Committee and the Board compensated Mr. Conley with an annual salary of $300,000 from May 20, 2022 to September 30, 2022. From December 14, 2022, Mr. Conley has been compensated with an annual salary of $325,000.

(4)  These amounts reflect the aggregate grant date fair value of awards granted in the fiscal year ended September 30, 2022, as required by Regulation S-K Item 402(n)(2), computed in accordance with the FASB Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). All assumptions made in the valuations are contained and described in footnote 10 to the Company’s financial statements for Fiscal 2022 contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022, filed with the SEC on December 20, 2022. The amounts shown in the table reflect the total fair value on the date of grant and do not necessarily reflect the actual value, if any, that may be realized by the listed executives.

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Employment and Separation Agreements

On April 10, 2018, we entered into an amended employment agreement for Ronald P. Erickson which amends our employment agreement with him dated July 1, 2017. The employment agreement provides for a base salary of $180,000 per year, which was increased to $215,000 from May 1, 2020 to March 31, 2021, to $300,000 from April 1, 2021 to March 15, 2022 and to $325,000 from March 15, 2022 to September 30, 2022. The compensation committee and the board of Particle, Inc., our wholly-owned subsidiary, compensated Mr. Erickson with an annual salary of $120,000 from June 1, 2020 to August 15, 2021. Mr. Erickson will be entitled to participate in all group employment benefits that are offered by us to our senior executives and management employees from time to time, subject to the terms and conditions of such benefit plans, including any eligibility requirements. The employment agreement is for an initial term of 12 months (subject to earlier termination) and will be automatically extended for additional 12-month terms unless either party notifies the other party of its intention to terminate the employment agreement at least ninety (90) days prior to the end of the initial term or renewal term. If our company terminates Mr. Erickson’s employment at any time prior to the expiration of the term without cause, as defined in the employment agreement, or if Mr. Erickson terminates his employment at any time for “good reason” or due to a “disability,” Mr. Erickson will be entitled to receive (i) his base salary amount for one year; and (ii) medical benefits for eighteen months. On January 23, 2023, the Board appointed Mr. Erickson to the position of Chief Executive Officer of the Company. Mr. Erickson was appointed to serve until his successor is duly elected.

On April 10, 2018, we entered into an employment agreement with Phillip A. Bosua reflecting his appointment as Chief Executive Officer. The employment agreement provided for a base salary of $225,000 per year, which was increased to $260,000 from May 1, 2020 to March 31, 2021 and to $350,000 from April 1, 2021 to September 30, 2022. The compensation committee and the board of directors of Particle, Inc., our wholly-owned subsidiary, compensated Phillip A. Bosua with an annual salary of $120,000 from June 1, 2020 to August 15, 2021. Mr. Bosua also received 500,000 shares of common stock valued at $0.33 per share and was entitled to bonuses and equity awards at the discretion of the Board or a committee of the Board. Mr. Bosua was entitled to participate in all group employment benefits that are offered by us to our senior executives and management employees from time to time, subject to the terms and conditions of such benefit plans, including any eligibility requirements. The employment agreement was for an initial term of 12 months (subject to earlier termination) and was automatically extended for additional 12-month terms unless either party notified the other party of its intention to terminate the employment agreement at least ninety (90) days prior to the end of the initial term or renewal term. If our company terminated Mr. Bosua’s employment at any time prior to the expiration of the term without cause, as defined in the employment agreement, or if Mr. Bosua terminated his employment at any time for “good reason” or due to a “disability,” Mr. Bosua was entitled to receive (i) his base salary amount for one year; and (ii) medical benefits for eighteen months.

On January 23, 2023, Mr. Bosua resigned from the Board and from his position as Chief Executive Officer of the Company.  In connection with his resignation, we entered into a Separation and Release Agreement (the “Separation Agreement”) with Mr. Bosua containing customary terms and mutual releases, pursuant to which Mr. Bosua is entitled receive a $400,000 severance payment and benefits pursuant to his prior employment agreement. Pursuant to the Separation Agreement, Mr. Bosua’s outstanding stock options ceased vesting as of January 23, 2023, and all vested stock options remain exercisable through January 23, 2024. Mr. Bosua has been engaged as a consultant to the Company for a period of one year at a rate of $10,000 per month. Mr. Bosua also entered into a lock up and leak out agreement with respect to 3,005,000 common shares owned by Mr. Bosua and shares issuable upon exercise of his vested option awards. During the period commencing March 17, 2023 through March 17, 2024, Mr. Bosua may sell no more than 1,500,000 shares. During the period commencing April 1, 2024 through June 30, 2026, Mr. Bosua may sell no more than 375,000 shares per quarter (or 1,500,000 shares per year), unless the stock price of the Company’s common stock exceeds $5.00 per share on the NYSE American (the “Stock Price Threshold”), then Mr. Bosua may sell a maximum of 750,000 shares during any such quarter that the Stock Price Threshold is met. Notwithstanding the foregoing, any lock-up or leak-out restrictions are waived for any sales of shares from Mr. Bosua to Todd Baszucki.

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On May 13, 2022, we entered into an employment agreement with Peter J. Conley reflecting his appointment as our Chief Financial Officer and Senior Vice President, Intellectual Property. The employment agreement provides for a base salary of $300,000 and Mr. Conley may also be entitled to bonuses from time to time as determined by our Board or our compensation committee in their sole discretion. Mr. Conley is eligible to participate in all our employee benefit plans, policies and arrangements that are applicable to other executive officers, as such plans, policies and arrangements may exist or change from time to time at our discretion. We will reimburse Mr. Conley for reasonable travel, entertainment and other expenses he incurs in the furtherance of his duties under the employment agreement. The employment agreement is at will, meaning either we or Mr. Conley may terminate the employment relationship at any time, with or without cause, upon written notice to the other party. The employment agreement provides for severance pay equal to 12 months of then-in-effect base salary if Mr. Conley is terminated without “cause” or voluntarily terminates his employment for “good reason,” as defined in the employment agreement.

2021 Equity Incentive Plan

On August 12, 2021, we established the Know Labs, Inc. 2021 Equity Incentive Plan (the “2021 Plan”), pursuant to which we may grant incentive stock options, non-qualified stock options, stock appreciation rights, restricted awards, performance share awards, and performance compensation awards to our employees, including the NEOs, officers, consultants and directors, which may be subject to time-based vesting, performance-based vesting or other criteria as determined by the compensation committee of the Board, in accordance with the 2021 Plan. Awards under the 2021 Plan allow eligible participants to participate in the possibility of future value of the Company, depending on the long-term price appreciation of our common stock and the participant’s continuing service with our Company and allow our Company to attract, retain and motivate talent through means of appropriate incentivization to achieve long-range goals and further the alignment of their interests with those of our stockholders.

In Fiscal 2022, we granted stock option awards to our named executive officers, each of which vest quarterly over four years subject to the applicable named executive officer’s continued employment, except that none of Mr. Conley’s stock options may vest within the first six months following the date of grant. All stock options granted in Fiscal 2022 expire on the fifth anniversary of the grant date.

Other Compensation

As compensation for the development of the NFT sales, Mr. Bosua was paid $1,097,928 in compensation and $91,500 for rent expense during the year ended September 30, 2022. See the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Digital Asset Sales” and Note 4 to the Notes to our Consolidated Financial Statements, each included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022, for more information about NFT sales.

Outstanding Equity Awards at Fiscal Year-End

The following table includes certain information with respect to the value of all unexercised options and unvested shares of restricted stock previously awarded to the executive officers named above at the fiscal year ended September 30, 2022.

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	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Options	Options	Exercise	Option
	Exercisable	Unexerciseable	Price	Expiration
Name	(#)	(#)	($) (4)	Date

Ronald P. Erickson (1)	1,200,000	-	$1.10	11/4/2024
	-	1,865,675	$1.53	12/15/2025
	266,525	1,599,150	$1.53	12/15/2025
	2,000,000	-	$1.53	12/15/2025
	187,500	812,500	$2.09	12/16/2026

Phillip A. Bosua (2)	1,000,000	-	$1.28	7/30/2023
	-	1,200,000	$1.10	11/4/2024
	-	2,132,195	$1.53	12/15/2025
	304,600	1,827,600	$1.53	12/15/2025
	243,750	1,056,250	$2.09	12/16/2026

Peter J. Conley (3)	-	1,000,000	$1.48	5/20/2027

(1) On November 4, 2019, we granted a stock option grant to Ronald P. Erickson for 1,200,000 shares with an exercise price of $1.10 per share. The performance grant expires November 4, 2024 and vests upon uplisting to the NASDAQ or NYSE exchanges. Our common stock began trading on NYSE American under the symbol “KNW” on September 16, 2022 and we expensed $1,207,200 during the year ended September 30, 2022. On December 15, 2020, we issued a stock option grant to Ronald P. Erickson for 1,865,675 shares at an exercise price of $1.53 per share. The stock option grant expires in five years. The grant vests in increments if the market capitalization of our commons stock exceeds for 20 consecutive trading days starting at $100 million to $1 billion.  The Company estimated at grant date the fair value of these options at approximately $520,869 which is being amortized over 5 years.  As of September 30, 2022, we recorded a cumulative expense of $186,657.  We are valuing this stock option using the Monte Carlo pricing model which included key assumptions of 100% stock volatility, five year life and no forfeitures. The stock option grant was not vested as of September 30, 2022. On December 15, 2020, we issued an additional stock option grant to Ronald P. Erickson for 1,865,675 shares at an exercise price of $1.53 per share. The stock option grant expires in five years. Our common stock began trading on NYSE American under the symbol “KNW” on September 16, 2022 and we expensed $263,593 during the year ended September 30, 2022. The stock option grants vest when earned based on certain performance criteria. On December 15, 2020, we issued a fully vested warrant to Ronald P. Erickson for 2,000,000 shares of common stock. The five year warrant is exercisable for cash or non-cash at $1.53 per share and was valued using a Black-Scholes model at $1,811,691. On December 16, 2021, we issued a stock option grant to Ronald P. Erickson for 1,000,000 shares at an exercise price of $2.09 per share. The stock option grant expires in five years. The stock option grant vests quarterly over four years.

(2) On July 30, 2018, Mr. Bosua was awarded a stock option grant for 1,000,000 shares of our common stock that was awarded at $1.28 per share. The stock option grant vests quarterly over four years. The performance grant was not earned as of September 30, 2022. On November 4, 2019, we granted a stock option grant to Philip A. Bosua for 1,200,000 shares with an exercise price of $1.10 per share. The performance grant expires November 4, 2024 and vests upon FDA approval of the UBAND blood glucose monitor. On December 15, 2020, we issued a stock option grant to Phillip A. Bosua for 2,132,200 shares at an exercise price of $1.53 per share. The stock option grant expires in five years. The grant vests in increments if the market capitalization of our commons stock exceeds for 20 consecutive trading days starting at $100 million to $1 billion.  The Company estimated at grant date the fair value of these options at approximately $595,277 which is being amortized over 5 years.  As of September 30, 2022, we recorded a cumulative expense of $231,321.  We are valuing this stock option using the Monte Carlo pricing model which included key assumptions of 100% stock volatility, five year life and no forfeitures. The stock option grant was not vested as of September 30, 2022. On December 15, 2020, we issued another stock option grant to Phillip A. Bosua for 2,132,195 shares at an exercise price of $1.53 per share. The stock option grants expire in five years. The stock option grants vest when earned based on certain performance criteria. Our common stock began trading on NYSE American under the symbol “KNW” on September 16, 2022 and we expensed $301,249 during the year ended September 30, 2022. On December 16, 2021, we issued a stock option grant to Phillip A. Bosua for 1,300,000 shares at an exercise price of $2.09 per share. The stock option grant expires in five years. The stock option grant vests quarterly over four years.

22

(3) Mr. Bosua resigned from the Board of Directors and from his position as Chief Executive Officer on January 23, 2023. Pursuant to the Separation Agreement, as of January 23, 2023, any of Mr. Bosua’s outstanding stock options ceased vesting as of January 23, 2023, and his vested stock options will remain exercisable until January 23, 2024.  However, since the Separation Agreement was executed in the fiscal year ending September 30, 2023, these changes are not reflected in this table.

(4) Mr. Peter J. Conley has served as our Chief Financial Officer and SVP Intellectual Property since May 2022. On May 20, 2022, we issued a stock option grant to Mr. Conley for 1,000,000 shares at an exercise price of $1.48 per share. The stock option grant expires in five years. The stock option grant vests quarterly over four years, with no vesting during the first six months.

Additional Narrative Disclosure

Retirement Benefits

We have not maintained, and do not currently maintain, a defined benefit pension plan, nonqualified deferred compensation plan or other similar benefits.

We maintain a 401(k) plan and/or other health and welfare benefit plans in which our NEOs are eligible to participate.

Potential Payments upon Termination or Change in Control

We have the following potential payments upon termination or change in control with Ronald P. Erickson:

		Early	Not For Good	Change in
Executive	For Cause	or Normal	Cause	Control	Disability
Payments Upon	Termination	Retirement	Termination	Termination	or Death
Separation	on 9/30/2022	on 9/30/2022	on 9/30/2022	on 9/30/2022	on 9/30/2022
Compensation:
Base salary (1)	$-	$-	$325,000	$325,000	$-
Performance-based incentive
compensation	$-	$-	$-	$-	$-
Stock options (2)	$-	$-	$4,618,649	$4,618,649	$-

Benefits and Perquisites:
Health and welfare benefits (3)	$-	$-	$25,524	$25,524	$-
Accrued vacation pay	$-	$-	$40,385	$40,385	$-

Total	$-	$-	$5,009,558	$5,009,558	$-

(1) Reflects a salary for twelve months.

(2) Reflects the vesting of stock option grants.

(3) Reflects the cost of medical benefits for eighteen months.

23

We have the following potential payments upon termination or change in control with Peter J. Conley:

		Early	Not For Good	Change in
Executive	For Cause	or Normal	Cause	Control	Disability
Payments Upon	Termination	Retirement	Termination	Termination	or Death
Separation	on 9/30/2022	on 9/30/2022	on 9/30/2022	on 9/30/2022	on 9/30/2022
Compensation:
Base salary (1)	$-	$-	$350,000	$350,000	$-
Performance-based incentive
compensation	$-	$-	$-	$-	$-
Stock options (2)	$-	$-	$6,652,556	$6,652,556	$-

Benefits and Perquisites:
Health and welfare benefits (3)	$-	$-	$13,806	$13,806	$-
Accrued vacation pay	$-	$-	$-	$-	$-

Total	$-	$-	$7,016,362	$7,016,362	$-

(1) Reflects a salary for twelve months.

(2) Reflects the vesting of stock option grants.

On January 23, 2023, Mr. Bosua resigned from his position as Chief Executive Officer of the Company. Pursuant to his Separation Agreement, Mr. Bosua received a cash payment of $400,000 and an additional payment of $13,806, representing continued medical benefits for a period of eighteen months. Mr. Bosua will also receive $10,000 per month while serving as a consultant for the Company through January 23, 2024. In connection with the Separation Agreement, Mr. Bosua’s Employment Agreement was terminated and as a result he is no longer entitled to any other payments upon termination or change in control.

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DIRECTOR COMPENSATION

Our independent non-employee directors are primarily compensated with stock option grants and stock grants to attract and retain qualified candidates to serve on the Board, in addition to a $10,000 cash retainer in consideration of board services. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to our Company as well as the skill-level required by our members of the Board.

The table below sets forth the compensation paid to our non-employee directors during the fiscal year ended September 30, 2022. Ronald P. Erickson and Phillip A. Bosua did not receive any compensation for their services as directors. The compensation disclosed in the Summary Compensation Table above represents the total compensation for Mr. Erickson and Mr. Bosua. Mr. Bosua resigned from the Board on January 23, 2023.

	Stock	Option	Fees
Name	Awards (4)	Awards (4)	Earned	Total
Jon Pepper (1)	$51,000	$23,740	$10,000	$84,740
Ichiro Takesako (2)	51,000	23,740	10,000	84,740
William A. Owens (3)	51,000	23,740	10,000	84,740

Total	$153,000	$71,220	$30,000	$254,220

(1) The stock award for 30,000 shares was issued on January 5, 2022 to Jon Pepper and was valued at $1.70 per share. The stock option grant for 20,000 shares of common stock was issued on January 5, 2022 to Mr. Pepper and was valued at the black scholes value of $1.187 per share. Mr. Pepper was paid $10,000 for board services. As of June 30, 2023, Mr. Pepper has stock option grants for 77,500 shares of common stock and warrants to purchase common stock of 65,000 shares.

(2) The stock award for 30,000 shares was issued on January 5, 2022 to Ichiro Takesako and was valued at $1.70 per share. The stock option grant for 20,000 shares of common stock was issued on January 5, 2022 to Mr. Takesako and was valued at the black scholes value of $1.187 per share. Mr. Takesako was paid $10,000 for board services. As of June 30, 2023, Mr. Takesako has stock option grants for 77,500 shares of common stock and warrants to purchase common stock of 40,000 shares.

(3) The stock award for 30,000 shares was issued on January 5, 2022 to William A. Owens and was valued at $1.70 per share. The stock option grant for 20,000 shares of common stock was issued on January 5, 2022 to Mr. Owens and was valued at the black scholes value of $1.187 per share. Mr. Owens was paid $10,000 for board services. As of June 30, 2023, Mr. Owens has warrants to purchase common stock of 271,250 shares.

(4) These amounts reflect the aggregate grant date fair value of awards granted in the fiscal year ended September 30, 2022, as required by Regulation S-K Item 402(n)(2), computed in accordance with the FASB ASC Topic 718. All assumptions made in the valuations are contained and described in footnote 10 to the Company’s financial statements for Fiscal 2022 contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022, filed with the SEC on December 20, 2022. The amounts shown in the table reflect the total fair value on the date of grant and do not necessarily reflect the actual value, if any, that may be realized by the listed executives.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Related Persons

The following includes a summary of transactions since the beginning of our 2021 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last three completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation” above). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Transactions with Clayton Struve

On May 3, 2022, we approved the Extension of Warrant Agreement with Clayton Struve, extending the exercise dates as follows:

Warrant No./Class	Issue Date	No. Warrant Shares	Exercise Price	Original Expiration Date	Amended Expiration Date
Clayton A. Struve Warrant	08-14-2017	1,440,000	$0.25	08-13-2023	08-13-2024
Clayton A. Struve Warrant	12-12-2017	1,200,000	$0.25	12-11-2023	12-11-2024
Clayton A. Struve Warrant	08-04-2016	1,785,715	$0.25	08-04-2023	08-04-2024
Clayton A. Struve Warrant	02-28-2018	1,344,000	$0.25	02-28-2023	02-28-2024

On January 28, 2021, Clayton A. Struve exercised warrants on a cashless basis for 889,880 shares of common stock at $0.25 per share, including warrants for 187,500 and 187,500 that were previously extended. We recorded interest expense of $244,260 during the year ended September 30, 2021 related to the extension of the warrants.

On December 7, 2022, we signed an Extension of Warrant Agreement with Clayton Struve, extending the exercise dates as follows:

Warrant No./Class	Issue Date	No. Warrant Shares	Exercise Price	Current Expiration Date	Amended Expiration Date
Clayton A. Struve Warrant	08-14-2017	1,440,000	$0.25	08-13-2024	08-13-2025
Clayton A. Struve Warrant	12-12-2017	1,200,000	$0.25	12-11-2024	12-11-2025
Clayton A. Struve Warrant	08-04-2016	1,785,715	$0.25	08-04-2024	08-04-2025
Clayton A. Struve Warrant	02-28-2018	1,344,000	$0.25	02-28-2024	02-28-2025

We recorded interest expense of $194,019 during the six months ended March 31, 2023 related to the extension of the warrants. We recorded the original value of warrants in equity and as such, we recorded the extension value as an expense with an offset to additional paid in capital.

Convertible Promissory Notes with Clayton A. Struve

We owe Clayton A. Struve, a significant stockholder, $1,071,000 under convertible promissory or OID notes. We recorded accrued interest of $92,171 and $86,562 as of June 30, 2023 and September 30, 2022, respectively. On December 7, 2022, we signed Amendments to the convertible promissory or OID notes, extending the due dates to September 30, 2023. We expensed $155,702 during the nine months ended June 30, 2023 related to the extension of the notes. We recorded in equity the incremental value related to the conversion feature and as such, we recorded the extension value as an expense with an offset to additional paid in capital.

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Series C and D Preferred Stock and Warrants

On August 5, 2016, we closed a Series C Preferred Stock and Warrant Purchase Agreement with Clayton A. Struve, an accredited investor for the purchase of $1,250,000 of preferred stock with a conversion price of $0.70 per share. The preferred stock has a yield of 8% and an ownership blocker of 4.99%. In addition, Mr. Struve received a five-year warrant to acquire 1,785,714 shares of common stock at $0.70 per share. On August 14, 2017, the price of the Series C Stock were adjusted to $0.25 per share pursuant to the documents governing such instruments. March 31, 2023, Mr. Struve owns all of the 1,785,715 issued and outstanding shares of Series C Preferred Stock.

As of June 30, 2023, we have $750,000 of Series D preferred stock outstanding with Mr. Struve. As of June 30, 2023, Mr. Struve owns all of the 1,016,004 issued and outstanding shares of Series D Preferred Stock

On June 28, 2023, Mr. Struve converted $350,696 of accumulated Series D preferred stock dividends into 1,402,784 shares of our common stock.

See “Description of Securities” for the terms of our series C convertible preferred stock and series D convertible preferred stock.

Debt Offering

Mr. Struve invested $1,000,000 in our debt offering which closed in May 2019. On March 18, 2020, Mr. Struve received 1,080,000 shares of common stock related to the automatic conversion of the $1,000,000 invested in the debt offering.

Transactions with Ronald P. Erickson

On March 16, 2018, we entered into a Note and Account Payable Conversion Agreement pursuant to which (a) all $664,233 currently owing under the J3E2A2Z Notes was converted to a Convertible Redeemable Promissory Note in the principal amount of $664,233, and (b) all $519,833 of the J3E2A2Z Account Payable was converted into a Convertible Redeemable Promissory Note in the principal amount of $519,833 together with a warrant to purchase up to 1,039,666 shares of our common stock for a period of five years. The initial exercise price of the warrants described above is $0.50 per share, also subject to certain adjustments. We recorded accrued interest of $320,427 and $287,290 as of June 30, 2023 and September 30, 2022, respectively. On December 7, 2022, we approved Amendments to the convertible redeemable promissory notes with Ronald P. Erickson and J3E2A2Z, extending the due dates to January 30, 2023. On January 25, 2023, we approved Amendments to the convertible redeemable promissory notes with Ronald P. Erickson and J3E2A2Z, extending the due dates to September 30, 2023. Mr. Erickson controls J3JE2A2Z.

On November 4, 2019, we granted a stock option grant to Ronald P. Erickson for 1,200,000 shares with an exercise price of $1.10 per share. The performance grant expires November 4, 2024 and vests upon uplisting to the NASDAQ or NYSE exchanges. Our common stock began trading on NYSE American under the symbol “KNW” on September 16, 2022 and we expensed $1,207,200 during the year ended September 30, 2022.

On June 1, 2020, Mr. Erickson received a salary of $10,000 per month for work on Particle, Inc. This salary was cancelled as of August 15, 2021.

On July 2, 2020, Particle issued a stock option grant for 1,500,000 shares at $0.10 per share to Ronald P. Erickson. The stock option grant vests (i) 33.3% upon issuance; (ii) 33.3% after the first sale; and (iii) 33.4% after one million in sales are achieved. The stock option grant was forfeited as of September 30, 2021.

On December 15, 2020, we issued a stock option grant to Ronald P. Erickson for 1,865,675 shares at an exercise price of $1.53 per share. The stock option grant expires in five years. The grant vests in increments if the market capitalization of our commons stock exceeds for 20 consecutive trading days starting at $100 million to $1 billion.  We estimated at grant date the fair value of these options at approximately $520,869 which is being amortized over 5 years.  As of September 30, 2022, we recorded a cumulative expense of $186,657.  We are valuing this stock option using the Monte Carlo pricing model which included key assumptions of 100% stock volatility, five year life and no forfeitures. The stock option grant was not vested as of September 30, 2022.

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On December 15, 2020, we issued a stock option grant to Ronald P. Erickson for 1,865,675 shares at an exercise price of $1.53 per share. The stock option grant expires in five years. Our common stock began trading on NYSE American under the symbol “KNW” on September 16, 2022 and we expensed $263,593 during the year ended September 30, 2022. The stock option grants vest when earned based on certain performance criteria.

On December 15, 2020, we issued warrants to Ronald P. Erickson for 2,000,000 shares of common stock. The five year warrant is immediately vested and exercisable on a cash or cashless basis at $1.53 per share and was valued using a Black-Scholes model at $1,811,691.

On December 16, 2021, we issued a stock option grant to Ronald P. Erickson for 1,000,000 shares at an exercise price of $2.09 per share. The stock option grant expires in five years. The stock option grant vests quarterly over four years.

On December 14, 2022, we issued a stock option grant to Ronald P. Erickson for 1,000,000 shares at an exercise price of $1.41 per share. The stock option grant expires in five years. The stock option grant vests quarterly over four years.

On January 19, 2023, we signed an Extension of Warrant Agreements with Ronald P. Erickson and an entity controlled by Mr. Erickson, extending the exercise dates from January 30, 2023 to January 30, 2024.

Mr. Erickson and/or entities with which he is affiliated also have expenses and interest of approximately $322,715 as of March 31, 2023, respectively.

Transactions with Peter J. Conley

On May 20, 2022, we issued a stock option grant to Mr. Conley for 1,000,000 shares at an exercise price of $1.48 per share. The stock option grant expires in five years. The stock option grant vests quarterly over four years, with no vesting during the first six months.

Stock Issuances to Named Executive Officers and Directors

On January 15, 2021, we issued 30,000 shares each to three directors shares at an exercise price of $2.00 per share.

On January 15, 2021, we issued 20,000 warrants to purchase common stock each to three directors shares at $2.00 per share. The warrants expire on January 15, 2026.

On January 5, 2022, we issued 30,000 shares each to three directors shares at an exercise price of $1.70 per share.

On January 5, 2022, we issued 20,000 warrants to purchase common stock each to three directors shares at $1.70 per share. The warrants expire on January 5, 2027.

On February 15, 2023, we issued stock option grants to two directors for a total of 50,000 shares at an exercise price of $1.24 per share. The stock option grant expires in five years. The stock option grants vested at issuance.

Indemnification

Our articles of incorporation provide that we will indemnify our directors and officers to the fullest extent permitted by Nevada law. In addition, we have Indemnification Agreements with the current Board of Directors.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of June 30, 2023 for (i) each of our named executive officers and directors; (ii) all of our named executive officers and directors as a group; and (iii) each other stockholder known by us to be the beneficial owner of more than 5% of our outstanding common stock. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o our company, 500 Union Street, Suite 810, Seattle, WA 98101.

	Shares Beneficially Owned (1) (2)
Name of Beneficial Owner	Amount	Percentage
Directors and Officers-
Ronald P. Erickson (3)	12,085,540	19.2%
Peter J. Conley (4)	260,000	0.5%
Jon Pepper (5)	535,500	1.0%
Ichiro Takesako (6)	137,500	0.3%
William A. Owens (7)	1,083,953	2.1%
All executive officers and directors (5 persons)	14,102,493	13.7%

* Less than 1%

(1)

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or any member of such group has the right to acquire within sixty (60) days. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within sixty (60) days of June 30, 2023 are deemed to be outstanding for such person, but not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership by any person.

(2)	Based on 52,358,463 shares of common stock issued and outstanding as of June 30, 2023.

(3)

Consists of (i) 1,488,085 shares of shares of our common stock beneficially owned by Ronald P. Erickson or  entities controlled by Mr. Erickson; (ii) 1,966,525 shares of our common stock issuable upon the exercise of options exercisable within 60 days; (iii) 3,894,666 shares of our common stock issuable upon the exercise of warrants that are exercisable within 60 days; and (iv) 4,736,264 shares of our common stock issuable upon the conversion of convertible debt that is convertible within 60 days.

(4)	Consists of (i) 10,000 shares of our common stock held directly by Peter Conley and (ii) 250,000 shares of our common stock issuable upon the exercise of options exercisable within 60 days.

(5)

Consists of (i) 393,000 shares of our common stock held directly by Jon Pepper, (ii) 77,500 shares of our common stock issuable upon the exercise of options exercisable within 60 days and (iii) 65,000 shares of our common stock issuable upon the exercise of warrants exercisable within 60 days.

(6)

Consists of (i) 20,000 shares of our common stock held directly by Ichiro Takesako, (ii) 77,500 shares of our common stock issuable upon the exercise of options exercisable within 60 days and (iii) 40,000 shares of our common stock issuable upon the exercise of warrants exercisable within 60 days.

(7)

Consists of (i) 812,703 shares of our common stock held directly by William A Owens and (ii) 271,250 shares of our common stock issuable upon the exercise of warrants that are exercisable within 60 days.

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	Shares Beneficially Owned
	Amount	Percentage
Greater Than 5% Ownership

Clayton A. Struve (1)	20,064,855	28.4%
	Blocker at 4.99%

Ronald P. Erickson (2)	12,085,540	19.3%

Todd Baszucki (3)	5,583,000	10.5%

Phillip A. Bosua (4)	4,634,600	8.6%

(1)

Beneficial ownership includes 1,402,784 shares of our common stock and 6,269,715 shares of our common stock issuable upon the exercise of warrants, 8,108,356 shares of our common stock issuable upon the conversion of our series C preferred stock and our series D preferred stock and 4,284,000 shares of our common stock issuable upon the conversion of convertible notes. All of the warrants, series C preferred stock, series D preferred stock and convertible notes held by Mr. Struve are subject to a 4.99% blocker pursuant to which shares of our common stock may not be issued to the extent that such issuance would cause Mr. Struve to beneficially own more than 4.99% of our common stock. The address of Mr. Struve is 175 West Jackson Blvd., Suite 440, Chicago, IL 60604.

(2)	See above for Ronald P. Erickson or entities controlled by Mr. Erickson.

(3)

Includes (i) 4,583,000 shares of our common stock held directly by Todd Baszucki and (ii) 1,000,000 shares of our common stock issuable upon the exercise of warrants. The address for Mr. Baszucki is 395 Del Monte Center, Unit 306, Monterey, CA 93940.

(4)

Consists of (i) 3,005,000 shares of shares of our common stock held directly by Phillip A. Bosua and (ii) 1,629,600 shares of our common stock issuable upon the exercise of options that are exercisable within 60 days. The address for Mr. Bosua is 201 Galer, Unit 410, Seattle WA 98109. Mr. Bosua resigned from the Board of Directors and from his position as Chief Executive Officer on January 23, 2023. Mr. Bosua is party to a Separation and Release Agreement with the Company, pursuant to which he was entitled to receive severance payments. Such payments are described in greater detail below under “Employment and Separation Agreements” and such amounts will be disclosed in the summary compensation table for the fiscal year ended September 30, 2023.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information about the securities authorized for issuance under our incentive plans as of June 30, 2023.

	(a)	(b)	(c)
Number of securities
remaining available
	Number of securities	Weighted-average	for future issuance
	to be issued upon	exercise price of	under equity compensation
	exercise of outstanding	outstanding options,	plan (excluding securities
Plan Category	options, warrants and rights	warrants and rights	reflected in column (a))
Equity compensation plan
approved by shareholders	14,476,158	$1.546	21,966,361
Equity compensation plans
not approved by shareholders	-	-	-
Total	14,476,158	$1.546	21,966,361

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Shares Available Under the 2021 Plan: 20,000,000 shares of our common stock were originally authorized as the maximum number of shares of our common stock that may be delivered to participants under the 2021 Plan, subject to adjustment for certain corporate changes affecting the shares, such as stock splits. This number was increased to 22,000,000 shares of common stock as of January 1, 2022 as a result of the automatic share reserve increase discussed below. Shares subject to an award under the 2021 Plan for which the award is canceled, forfeited or expires again become available for grants under the 2021 Plan. Shares subject to an award that is settled in cash will not again be made available for grants under the 2021 Plan. As of the date of this report, all shares remain available for issuance under the 2021 Plan. The 2021 Plan also authorizes for issuance the sum of (A) any shares of our common stock that, as of the date of stockholder approval of the 2021 Plan, have been reserved but not issued pursuant to any awards granted under our 2011 Stock Incentive Plan and (B) any shares of our common stock subject to stock options or similar awards granted under our 2011 Stock Incentive Plan that, after the date of stockholder approval of the 2021 Plan, expire or otherwise terminate without having been exercised in full and shares of our common stock issued pursuant to awards granted under our 2011 Stock Incentive Plan that are forfeited to or repurchased by us, with the maximum number of shares of our common stock to be added to the 2021 Plan pursuant to clause (B) equal to 13,816,370.

On January 23, 2019, the Board approved an amendment to the 2011 Stock Incentive Plan increasing the number of shares of common stock reserved under the Incentive Plan from 2,200,000 to 2,500,000 common shares. On May 22, 2019, the Compensation Committee approved an amendment to the 2011 Stock Incentive Plan increasing the number of shares of common stock reserved under the Incentive Plan from 2,500,000 to 3,000,000 common shares. On November 23, 2020, the Board of Directors increased the size of the stock available under the Stock Option Plan by 9,750,000 shares. This increase was based on an industry peer group study. The 2011 Stock Incentive Plan terminated on April 19, 2021.

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PROPOSAL 1

Election of Directors

Composition of the Board

Currently, the Board consists of four directors.  If elected, each of the director nominees will serve on the Board until the 2024 Annual Meeting of Stockholders, or until their successors are duly elected and qualified in accordance with the Company’s Bylaws. If any of the four (4) nominees should become unable to serve upon his election, the persons named on the proxy card as proxies may vote for other person(s) nominated by the Board. Management has no reason to believe that any of the four nominees for election named below will be unable to serve.

The Company’s Bylaws provide that the Board may appoint a director to fill a vacancy created by an increase in the size of the Board.

Nominating and Corporate Governance Committee

Our Board of Directors established the nominating and corporate governance committee (the “Nominating Committee”) in July 2010 for the purpose of: (1) assisting the Board in identifying individuals qualified to become Board members and recommending to the Board the nominees for election as directors at the next annual meeting of stockholders; (2) assisting the Board in determining the size and composition of the Board committees; (3) developing and recommending to the Board the corporate governance principles applicable to us; and (4) serving in an advisory capacity to the Board and the Chairman of the Board on matters of organization, management succession planning, major changes in our organization and the conduct of Board activities.

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, but the Nominating Committee at all times seeks to balance the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, the Nominating Committee’s policy is to not re-nominate that member for reelection. The Nominating Committee identifies the desired skills and experience of a new nominee, and then uses its network and external resources to solicit and compile a list of eligible candidates.

We do not have a formal policy concerning stockholder recommendations of nominees for director to the Nominating Committee as, to-date, we have not received any recommendations from stockholders requesting the Nominating Committee to consider a candidate for inclusion among the Nominating Committee’s slate of nominees in our proxy statement. The absence of such a policy does not mean, however, that such recommendations will not be considered. Stockholders wishing to recommend a candidate may do so by sending a written notice to the Nominating Committee, Attn: Chairman, 500 Union Street, Suite 810, Seattle, WA 98101, naming the proposed candidate and providing detailed biographical and contact information for such proposed candidate.

There are no arrangements or understandings between any of our directors, nominees for directors or officers, and any other person pursuant to which any director, nominee for director, or officer was or is to be selected as a director, nominee or officer, as applicable. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings that are material to the evaluation of the ability or integrity of any of our directors or director nominees. There are no material proceedings to which any director, officer, affiliate, or owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associates of any such persons, is a party adverse to the Company or any of our subsidiaries, and none of such persons has a material interest adverse to the Company or any of its subsidiaries. Other than as disclosed in the section titled “Directors and Executive Officers” of this Proxy Statement, during the last five years, none of our directors held any other directorships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

The Nominating Committee has recommended, and the Board has nominated, Ronald P. Erickson, Jon Pepper, Ichiro Takesako, and William A. Owens as nominees for election as members of our Board at the 2023 Annual Meeting for a period of one year or until such director’s successor is elected and qualified or until such director’s earlier death, resignation, or removal. Each of the nominees is currently a director of the Company. At the 2023 Annual Meeting, four directors will be elected to the Board.

32

The nominees for Director are:

Name	Age
Directors-
Ronald P. Erickson	79
Jon Pepper	72
Ichiro Takesako	64
William A. Owens	83

The section titled “Directors and Executive Officers” of this Proxy Statement contains information about the experience and qualifications that caused the Nominating Committee and the Board to determine that these nominees should serve as directors of the Company.

 We believe that each director nominee possesses attributes that qualify him to serve as a member of our Board, as set forth in their biographies in the section titled “Directors and Executive Officers” of this Proxy Statement. Each has extensive experience in the technology industry, including, but not limited to, developing technology companies, strategic partnership relationships, and marketing and general business skills in the technology industry.

If, for any reason, any director nominee becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

Vote Required

Directors are elected by a “plurality” of the shares voted. Plurality means that the nominees with the largest number of votes are elected, up to the maximum number of directors to be chosen (in this case, four directors). Stockholders can either vote “for” the nominee or withhold authority to vote for the nominee. However, shares that are withheld will have no effect on the outcome of the election of directors. Abstentions and broker non-votes also will not have any effect on the outcome of the election of directors.

Your Board Recommends That Stockholders Vote FOR All Four Nominees Listed Above

33

PROPOSAL 2

Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors (the “Audit Committee”) has selected BPM LLP (“BPM”), an independent registered public accounting firm, to audit the books and financial records of the Company for the fiscal years ending September 30, 2021 and 2022. The Company is asking its stockholders to ratify the appointment of BPM as it’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2023.

A representative of BPM is expected to attend the 2023 Annual Meeting and be available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Ratification of the appointment of BPM by our stockholders is not required by law, our Bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2023 Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in our best interest and the best interests of our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR

RATIFICATION OF THE SELECTION OF BPM LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING ON SEPTEMBER 30, 2023.

AUDIT COMMITTEE DISCLOSURE

The Audit Committee is comprised solely of independent directors and, among other things, is responsible for:

●	the appointment of an independent registered accounting firm;

●	review the arrangements for and scope of the audit by independent auditors;

●	review the independence of the independent auditors;

●	consider the adequacy and effectiveness of the system of internal accounting and financial controls and review any proposed corrective actions;

●	review and monitor our policies regarding business ethics and conflicts of interest;

●	discuss with management and the independent auditors our draft quarterly interim and annual financial statements and key accounting and reporting matters; and

●	review the activities and recommendations of our accounting department.

Audit Committee Pre-Approval Policy

The Audit Committee has established a pre-approval policy and procedures for audit, audit-related and tax services that can be performed by the independent auditors without specific authorization from the Audit Committee subject to certain restrictions. The policy sets out the specific services pre-approved by the Audit Committee and the applicable limitations, while ensuring the independence of the independent auditors to audit the Company’s financial statements is not impaired. The pre-approval policy does not include a delegation to management of the Audit Committee’s responsibilities under the Exchange Act. During the year ended September 30, 2022, the Audit Committee pre-approved all audit and permissible non-audit services provided by our independent auditors.

34

Service Fees Paid to the Independent Registered Public Accounting Firm

The Audit Committee engaged BPM to perform an annual audit of our financial statements for the fiscal years ended September 30, 2022 and 2021. The following is the breakdown of aggregate fees for the last two fiscal years. Another tax firm prepares our tax returns.

	Year Ended	Year Ended
	September 30, 2022	September 30, 2021
Audit fees	$88,275	$107,000
Audit related fees	78,010	67,410
Tax fees	-	-
All other fees	69,015	22,470
	$235,300	$196,880

- “Audit Fees” are fees paid for professional services for the audit of our financial statements.

- “Audit-Related fees” are fees paid for professional services not included in the first two categories, specifically, PCAOB interim quarterly, SEC filings and consents, and accounting consultations on matters addressed during the audit or interim reviews, and review work related to quarterly filings.

- “Tax Fees” are fees primarily for tax compliance in connection with filing US income tax returns.

- “All other fees” related to the reviews of Registration Statements on Form S-1.

Vote Required

This proposal requires the affirmative vote of a majority of the votes present and entitled to vote on the proposal. Stockholders may vote “for” or “against” the proposal, or they may abstain from voting on the proposal. Abstentions and broker non-votes, if any, will have the same effect as a vote “against” Proposal 2. Broker non-votes are not expected to exist for this matter, however, since this is a routine matter for which brokers may vote in their discretion if beneficial owners of our stock do not provide voting instructions.

Your Board Recommends That Stockholders Vote FOR the ratification of the appointment of BPM LLP to serve as the independent registered public accounting firm for the year ending September 30, 2023

35

AUDIT COMMITTEE REPORT (1)

The Audit Committee, which is composed of three independent directors, operates under a written charter adopted by the Board. Among its functions, the Audit Committee recommends to the Board the selection of an independent registered accounting firm.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to oversee the financial reporting process on behalf of the Board and to report the result of their activities to the Board.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

The independent auditors also provided to the committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors their independence and considered the compatibility of permissible non-audit services with the auditors’ independence.

Based upon the Audit Committee’s discussion with management and the independent auditors and the Audit Committee’s review of the representation of management and the report of the independent auditors to the committee, and relying thereon, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K for the fiscal years ended September 30, 2022 and 2021.

Audit Committee of the Board of Directors,

Jon Pepper, Chairman

William A. Owens

Ichiro Takesako

(1) The information contained in this Audit Committee Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (except to the extent that we specifically request that this information be treated as soliciting material or specifically incorporate this information by reference).

36

PROPOSAL 3

Advisory Vote on Executive Compensation

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act and the related rules of the SEC (the “Dodd-Frank Act”)), the Company is providing its stockholders the opportunity to cast a non-binding, advisory vote on the compensation of its named executive officers. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on the named executive officers’ compensation.

The Company’s named executive officer compensation program is designed to attract, reward and retain the caliber of officers needed to ensure the Company’s continued growth and profitability. We believe that our named executive officer compensation program is competitive within our industry and strongly aligned with the long-term interests of our stockholders. Our Compensation Committee regularly reviews our named executive officer compensation program to ensure that it achieves the desired goals of aligning our named executive officer compensation structure with our stockholders’ interests and current market practices.

For these reasons, the Board recommends a vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in Part III of the Company’s annual report on Form 10-K for the year ended September 30, 2022 and its proxy statement for the 2023 Annual Meeting, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion thereto, is hereby APPROVED.”

Required Vote

As an advisory vote, this proposal is not binding upon the Company, our Board or our Compensation Committee. Notwithstanding the advisory nature of this vote, our Board and the Compensation Committee, which is responsible for designing and administering the Company’s named executive officer compensation program, value the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for named executive officers. Furthermore, stockholders are welcome to bring any specific concerns regarding executive compensation to the attention of the Board at any time throughout the year. This proposal requires the affirmative vote of a majority of the votes present and entitled to vote on the proposal. Stockholders may vote “for” or “against” the proposal, or they may abstain from voting on the proposal. Abstentions and broker non-votes will have the same effect as a vote “against” Proposal 3.

Your Board Recommends That Stockholders Vote FOR the approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement

37

PROPOSAL 4

Advisory Vote on Frequency of Say-on-Pay Vote

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 (which was added by the Dodd-Frank Act), the Company is seeking the input of its stockholders on the frequency with which it will hold a non-binding, advisory vote on the compensation of its named executive officers (commonly known as a “frequency of say-on-pay” proposal). In voting on this Proposal 4, stockholders are provided with four choices. Stockholders may indicate their preference as to whether the advisory vote on the compensation of the Company’s named executive officers should occur (i) once every year, (ii) once every two years, (iii) once every three years, or (iv) the stockholders may abstain from voting on this Proposal 4.

After careful consideration, it is the opinion of the Board that the frequency of the stockholder vote on the compensation of the Company’s named executive officers should be once every year (i.e., annually). The Board recommends an annual advisory vote because an annual vote will allow stockholders to provide direct input on the Company’s compensation policies and practices, and the resulting compensation for the named executive officers, every year. Stockholders would have the opportunity to consider the Company’s most recent compensation decisions in the context of its pay for performance philosophy and focus on increasing long-term stockholder value, and to provide feedback to the Company in a timely way.

While the Board recommends an annual vote, stockholders are not voting to approve or disapprove of the Board’s recommendation. Rather, stockholders are being provided with the opportunity to cast a non-binding, advisory vote, via the enclosed proxy card, on whether the stockholder advisory vote on named executive officer compensation should occur (i) once every year, (ii) once every two years, (iii) once every three years, or (iv) to abstain from voting on the matter.

Required Vote

As an advisory vote, this proposal is not binding on the Company. Notwithstanding the advisory nature of this vote, the Board values the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making a determination as to the frequency of future advisory votes on executive compensation. The alternative (every year, every two years or every three years) receiving the majority of the shares present or represented by proxy will be the frequency that stockholders approve. If no alternative receives a majority vote, then the alternative that receives the greatest number of votes will be the frequency that stockholders approve.

Your Board Recommends That Stockholders Vote ONCE EVERY YEAR for the frequency of future advisory votes on the compensation of the Company’s named executive officers

38

ANNUAL REPORT TO STOCKHOLDERS

Our Annual Report on Form 10-K for the fiscal year ended September 30, 2022 is being made available to our stockholders along with this Proxy Statement.

STOCKHOLDERS’ PROPOSALS

Stockholders may submit proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals or nominations to be considered timely, they must be received in writing by our Secretary no later than 120 days before the anniversary date on which the Company first sent its proxy materials for the prior year’s annual meeting of stockholders. For such proposals or nominations to be considered in the proxy statement and proxy relating to the 2024 Annual Meeting of Stockholders, they must have been received by us no later than April 6, 2024. Such proposals should be directed to Know Labs, Inc., 500 Union Street Ste 810, Seattle, Washington 98101, Attn: Secretary. Any proposal may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC.

In addition, stockholders intending to present a proposal at our 2024 Annual Meeting of Stockholders must comply with the requirements and provide the information set forth in our second amended and restated bylaws (the “Bylaws”). Under our Bylaws, in order for a stockholder to bring business before an annual meeting of our stockholders (other than the nomination of directors), the stockholder’s notice must be timely received, which means that a proposal must be received by our Secretary at our principal executive offices not earlier than the close of business on the 90th day and not later than the close of business on the 60th day prior to the first anniversary of the preceding year’s annual meeting. Because our 2023 Annual Meeting is scheduled for September 22, 2023, this means that such notice for the 2024 Annual Meeting must be received between June 24, 2024 and July 24, 2024. In the event that the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to the date of such annual meeting or, if notice of the meeting is mailed or the first public announcement of the date of such annual meeting is made less than 75 days prior to the date of such annual meeting, the 15th day following the date on which such notice is mailed or such public announcement of the date of such meeting is first made by the Company, whichever occurs first.

In addition to satisfying the requirements noted above, if a stockholder intends to comply with the SEC’s universal proxy rules and to solicit proxies in support of director nominees other than the Company’s nominees, the stockholder must provide notice that provides the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to the Company at the Company’s principal executive offices no later than 60 calendar days prior to the one-year anniversary date of the prior annual meeting of stockholders (for the 2024 annual meeting, no later than July 24, 2024). If the date of the 2024 annual meeting is changed by more than 30 calendar days from such anniversary date, however, then the stockholder must provide notice by the later of 60 calendar days prior to the date of the 2024 annual meeting and the 10th calendar day following the date on which public announcement of the date of the 2024 annual meeting is first made.

OTHER BUSINESS

The Board knows of no matter other than those described herein that will be presented for consideration at the 2023 Annual Meeting. However, should any other matters properly come before the 2023 Annual Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company.

39

MISCELLANEOUS

The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our capital stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials may deliver a single proxy statement and/or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of capital stock. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Know Labs, Inc., Secretary, 500 Union Street Ste 810, Seattle, Washington 98101, by registered, certified or express mail or by calling the Company at (206) 903-1351.

AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

Ronald P. Erickson

Chairman

Seattle, WA

August 4, 2023

40

 PROXY CARD

Your **Vote** Counts!

KNOW LABS, INC.

2023 Annual Meeting
Vote by September 21, 2023
11:59 PM ET

V21148-P97241

You invested in KNOW LABS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 22, 2023.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 8, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

September 22, 2023
1:00 p.m., Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/KNW2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Ronald P. Erickson 03) Ichiro Takesako 02) Jon Pepper 04) William A. Owens	For
2. Ratification of the appointment of the independent registered public accounting firm.	For
3. To approve, by a non-binding advisory vote, the compensation of the Company's named executive officers as disclosed in the attached proxy statement.	For
4. To approve, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of the Company's named executive officers.	1 Year

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V21149-P97241

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/KNW2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V21145-P97241

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KNOW LABS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Ronald P. Erickson
02) Jon Pepper
03) Ichiro Takesako
04) William A. Owens

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote 1 Year on the following proposal:

	1 Year	2 Years	3 Years	Abstain
4. To approve, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of the Company's named executive officers.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V21146-P97241

KNOW LABS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS
SEPTEMBER 22, 2023

The shareholder(s) hereby appoint(s) Ronald P. Erickson, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common and/or Preferred Stock of Know Labs, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held virtually at www.virtualshareholdermeeting.com/KNW2023 at 1:00 p.m., Pacific Time on Friday, September 22, 2023, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE